Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9. COMMITMENTS AND CONTINGENCIES

Operating Leases

In August 2020, the Company entered into an operating lease for laboratory and office space in Redwood City, California, that expires in August 2026. In January 2022, this lease was amended to add additional rented space (Note 17). In conjunction with signing the lease, the Company secured a letter of credit in favor of the lessor in the amount of $0.3 million. The funds related to this letter of credit are presented as restricted cash on the Company’s consolidated balance sheets. The lease agreement includes an escalation clause for increased base rent and a renewal provision allowing the Company to extend this lease for an additional 60 months at the prevailing rental rate, which the Company is not reasonably certain to exercise. In addition to base rent, the Company will pay its share of operating expenses and taxes.

To complete certain leasehold improvements, the lessor agreed to provide the Company a tenant improvement allowance of $1.2 million as well as an option to take an additional allowance of $0.4 million to be repaid over the lease term at an interest rate of 9% per annum, which the Company exercised. The Company recognized $1.6 million and $0.3 million in leasehold improvements covered by these allowances as of December 31, 2021 and 2020, respectively.

In accordance with the lease agreement, the lessor managed and supervised the construction of the improvements. In exchange for these services, the Company paid the lessor a fee equal to 5% of total construction costs. The leasehold improvements constructed are presented under property and equipment on the Company’s consolidated balance sheets and will be amortized on a straight-line basis over the remaining lease term.

In addition to the construction management and supervision fee noted above, the Company pays variable costs related to its share of operating expenses and taxes. These variable costs are recorded as lease expense as incurred and presented as operating expenses in the consolidated statements of operations and comprehensive loss.

The components of lease costs, which were included in the Company’s consolidated statements of operations and comprehensive loss, are as follows (in thousands):

	Year ended December 31,
	2021	2020
Lease cost
Operating lease cost*	$479	$45
Short-term lease cost	326	301
Total lease cost	$805	$346

*        Includes $90,000 and $13,000 of variable lease cost related to the construction management and supervision fee during the years ended December 31, 2021 and 2020, respectively, and $50,000 variable costs related to operating expenses or taxes during the year ended December 31, 2021. No variable costs related to operating expenses or taxes have been incurred as of December 31, 2020.

Supplemental information related to the Company’s operating leases is as follows:

	Year ended December 31,
	2021	2020
Cash paid for amounts included in the measurement of lease liabilities (in thousands)	$301	$—
Weighted average remaining lease term (years)	4.6	5.4
Weighted average discount rate	8.00%	8.00%

The following table summarizes a maturity analysis of the Company’s operating lease liabilities showing the aggregate lease payments as of December 31, 2021 (in thousands):

Amount
Year ending December 31,
2022	$713
2023	735
2024	757
2025	779
2026	461
Total undiscounted lease payments	3,445
Less imputed interest	(560)
Total discounted lease payments	2,885
Less current portion of lease liability	(505)
Noncurrent portion of lease liability	$2,380

Stanford Sponsored Research Agreement

Effective September 2020, the Company entered into a sponsored research agreement with Stanford for a research program related to the treatment of Fanconi Anemia patients in Bone Marrow Failure requiring allogeneic transplant with non-sibling donors at Stanford Lucile Packard Children’s Hospital (the “Research Project”) using JSP191. Stanford will perform the Research Project and is fully responsible for costs and operations related to the Research Project. In addition, Stanford owns the entire right, title, and interest, in and to all technology developed using Stanford facilities and by Stanford personnel through the performance of the Research Project under this agreement (the “Fanconi Anemia Research Project IP”). Under this agreement, Stanford granted the Company an exclusive option to license exclusively Stanford’s rights in the Fanconi Anemia Research Project IP (the “Fanconi Anemia Option”) in the field of commercialization of JSP191. There is no license granted or other intellectual property transferred under this agreement until the Fanconi Anemia Option is exercised. As of December 31, 2021, the Company has not yet exercised the Fanconi Anemia Option.

As consideration for the services performed by Stanford under this sponsored research agreement, the Company will pay Stanford a total of $0.9 million over approximately 3 years upon the achievement of development and clinical milestones, including FDA filings and patients’ enrollment. As of December 31, 2020, the Company had accrued $0.3 million related to the achievement of the first milestone under this agreement, which was paid in February 2021. The second and the third milestones are based on the progress of the clinical trials and will be recognized when achieved.

License agreements

In March 2021, the Company entered into the Stanford License Agreement (Note 7), pursuant to which the Company is required to pay annual license maintenance fees, beginning on the first anniversary of the effective date of the agreement and ending upon the first commercial sale of a product, method, or service in the licensed field of use, as follows: $25,000 for each first and second year, $35,000 for each third and fourth year, and $50,000 at each anniversary thereafter ending upon the first commercial sale. The Company is also obligated to pay late-stage clinical development milestones and first commercial sales milestone payments of up to $9.0 million in total. The Company will also pay low single-digit royalties on net sales of licensed products. All products are in development as of December 31, 2021, and no such royalties were due as of such date.

Legal proceedings

The Company, from time to time, may be party to litigation arising in the ordinary course of business. The Company was not subject to any material legal proceedings during the years ended December 31, 2021 and 2020, and, to the best of its knowledge, no material legal proceedings are currently pending.

Guarantees and Indemnifications

In the normal course of business, the Company enters into agreements that contain a variety of representations and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. As of December 31, 2021 and 2020, the Company does not have any material indemnification claims that were probable or reasonably possible and consequently has not recorded related liabilities.